UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Underss.240.14a-12

                           FREQUENCY ELECTRONICS, INC.
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[X]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

______________________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:

______________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:

_____________________________________________________________________________

      (5)   Total fee paid:

_____________________________________________________________________________

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

_____________________________________________________________________________

      (2)   Form, Schedule or Registration Statement No.:

_____________________________________________________________________________

      (3)   Filing Party:

_____________________________________________________________________________

      (4)   Date Filed:

_____________________________________________________________________________

[LOGO OF FREQUENCY ELECTRONICS]


                           FREQUENCY ELECTRONICS, INC.
                         55 Charles Lindbergh Boulevard
                          Mitchel Field, New York 11553

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               September 30, 2004

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Frequency Electronics, Inc. will be held at the offices of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York, 11553, on the 30th day of September 2004, at 10:00 A.M., Eastern Daylight Savings Time, for the following purposes:

     1. To elect five (5) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and shall have qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record as of the close of business on August 27, 2004, the date fixed by the Board of Directors as the record date for the meeting, are entitled to notice of, and to vote at, the meeting.

                                            By order of the Board of Directors

                                            /s/ Harry Newman

                                            HARRY NEWMAN
                                            Secretary

Mitchel Field, New York
August 27, 2004



ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           FREQUENCY ELECTRONICS, INC.
                         55 Charles Lindbergh Boulevard
                          Mitchel Field, New York 11553

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                               September 30, 2004

      The accompanying Proxy is solicited by and on behalf of the Board of Directors (the "Board") of Frequency Electronics, Inc., a Delaware corporation (hereinafter called the "Company"), for use only at the Annual Meeting of Stockholders to be held at the office of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, on the 30th day of September 2004, at 10:00 A.M., Eastern Daylight Savings Time, or any adjournment or adjournments thereof. The Company will mail this Proxy Statement and the accompanying Proxy on or about August 27, 2004. Only stockholders of record as of the close of business on August 27, 2004 are entitled to notice of, and to vote at, the meeting.

      The Board may use the services of the Company's directors, officers and other regular employees to solicit proxies personally or by telephone and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to their principals and reimburse them for their out-of-pocket expenses in so doing. The cost of solicitation of proxies, which it is estimated will not exceed $7,500, will be borne by the Company. Each proxy executed and returned by a stockholder may be revoked at any time thereafter by filing a later dated proxy or by appearing at the meeting and voting in person, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Attendance at the meeting will not, in itself, constitute revocation of a proxy. Dissenters are not entitled by law to appraisal rights.

VOTING SECURITIES

      The Board has fixed the close of business on August 27, 2004, as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting. On August 27, 2004, the Company had outstanding 8,440,832 shares of common stock, $1.00 par value per share ("Common Stock") (excluding 723,107 treasury shares), each of which entitled the holder to one vote. No shares of preferred stock were outstanding as of such date. A quorum of stockholders, present in person or by proxy, is constituted by a majority of the outstanding shares.

      A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. Broker non-votes also will be counted for the purpose of determining the presence of a quorum.

      Brokers who do not receive a stockholder's instructions are entitled to vote on the election of directors. Broker non-votes and stockholder abstentions will have no effect on the outcome of the election of directors.

      It is expected that the following business will be considered at the meeting and action taken thereon.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      At the annual meeting, stockholders will be asked to elect five (5) directors ("Director(s)") to the Board to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified. Cumulative voting is not permitted. The accompanying Proxy will be voted for the election of all five of the members of the Board, each of whose principal occupations are set forth in the following table, if no direction to the contrary is given. In the event that any such nominee is unable or declines to serve, the Proxy may be voted for the election of another person in his place. The Board knows of no reason to anticipate that this will occur.

Nominees for Election as Directors

      The director nominees are as follows:

                                                                    Year First
                                                                    Elected
Name                       Principal Occupation          Age        Director
----                       --------------------          ---        --------

Joseph P. Franklin         Chairman of the Board          70          1990
(Major General,            of Directors
U.S. Army - Ret.)

Martin B. Bloch            President, Chief               68          1961
                           Executive Officer
                           and a Director

Joel Girsky                President, Jaco                65          1986
                           Electronics, Inc., and a
                           Director

E. Donald Shapiro          Dean Emeritus,                 72          1998
                           New York University School
                           of Law and a Director

S. Robert Foley, Jr.       Vice President for Laboratory  76          1999
(Admiral, U.S.             Management, University of
Navy - Ret.)               California, and a Director

      All directors hold office for a one-year period or until their successors are elected and qualified.

      The Company's Board of Directors will consist of three (3) independent members (Messrs. Foley, Girsky and Shapiro), as defined in the listing standards of the American Stock Exchange ("AMEX") and two (2) officers of the Company (Messrs. Bloch and Franklin). The composition of the Board will be in full compliance with the new listing requirements of the AMEX as required under the newly issued corporate governance rules promulgated by the Securities and Exchange Commission ("SEC").

Directors' Fees

      Effective July 31, 2004, directors who are not officers, retired officers or affiliates of the Company receive an honorarium of $10,000 and $2,500 for attendance at each Board meeting or meeting of a Board committee of which he is a member ($1,500 if such attendance is telephonic). Prior to July 31, 2004, Mr. Girsky did not receive compensation for his services and only Messrs. Shapiro and Foley received the honorarium and a $2,500 meeting attendance fee. In addition, effective January 1, 2004, the chairman of the Audit Committee will receive a stipend of $10,000. Officers, including retired officers, do not receive additional compensation for attendance at Board meetings or committee meetings.

Business Experience of Directors

      MARTIN B. BLOCH, age 68, has been a Director of the Company and of its predecessor since 1961. He has served continuously since 1961 as the Company's President and, except for December 1993 through April 1999, as its Chief Executive Officer. Previously, he served as chief electronics engineer of the Electronics Division of Bulova Watch Company.

      JOSEPH P. FRANKLIN, age 70, has served as a Director of the Company since March 1990. In December 1993, he was elected Chairman of the Board of Directors and, from December 1993 through April 1999, served as Chief Executive Officer of the Company. From August 1987 to November 1993, he was the chief executive officer of Franklin S.A., a Spanish business consulting company located in Madrid, Spain, specializing in joint ventures, and was a director of several prominent Spanish companies. General Franklin was a Major General in the United States Army until he retired in July 1987.

      JOEL GIRSKY, age 65, has served as a Director of the Company since October 1986. He is the president and a director of Jaco Electronics, Inc., which is in the business of distributing electronics components, and has served in such a capacity for over thirty years. Mr. Girsky is the Chairman of the Company's Compensation Committee.

      E. DONALD SHAPIRO, age 72, has been The Joseph Solomon Distinguished Professor of Law, New York University School of Law, since 1983 and Dean Emeritus since 2000 and was previously Dean/Professor of Law from 1973 to 1983. He is a director of Loral Space & Communications, Ltd., Vasomedical, Inc., nStor Technologies, Inc. and Kramont Realty Trust. Mr. Shapiro became a member of the Board of Directors in 1998 and serves as Chairman of the Company's Audit Committee.

      S. ROBERT FOLEY, Jr., age 76, is Vice President for Laboratory Management, University of California. He served as Vice President of Raytheon International, Inc. and President of Raytheon Japan from 1995 to 1998. Admiral Foley served in the United States Navy for 35 years, including the position of Commander-In-Chief of the Pacific Fleet. Admiral Foley is also a director of KEI Pearson. Admiral Foley became a member of the Board of Directors in 1999.

Vote Required

      Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of common stock represented at the meeting and entitled to vote is required for the election of directors.

      THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 OTHER BUSINESS

      As of the date of this Proxy Statement, the only business which the Board intends to present and knows that others will present at the meeting are hereinabove set forth in Proposal No. 1. If any other matter or matters are properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the accompanying Proxy to vote the Proxy on such matters in accordance with their judgment.

                            PROPOSALS OF STOCKHOLDERS

      In accordance with the rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2005 Annual Meeting of Stockholders must submit such proposal to the Company no later than April 29, 2005.

                            AUDIT AND NON-AUDIT FEES

      The following table presents the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP in fiscal years 2003 and 2004. Other than as set forth below, no professional services were rendered or fees billed by PricewaterhouseCoopers LLP during fiscal years 2003 or 2004.

--------------------------------------------------------------------------------
                        Service                        2003              2004
--------------------------------------------------------------------------------
Audit Fees (1) ................................     $ 286,360         $ 348,050
--------------------------------------------------------------------------------
Audit-Related Fees (2) ........................             -                 -
--------------------------------------------------------------------------------
Tax Fees (3) ..................................        92,845           135,750
--------------------------------------------------------------------------------
All Other Fees (4) ............................             -                 -
--------------------------------------------------------------------------------
TOTAL                                               $ 379,205         $ 483,800
--------------------------------------------------------------------------------

_____________

(1) Audit fees consist of professional services rendered for the audit of the Company's annual financial statements and the reviews of the quarterly financial statements and issuance of consents and assistance with and review of documents filed with the SEC.

(2) No other audit-related services were provided by PricewaterhouseCoopers LLP other than those identified in (1) above.

(3) Tax fees consist of fees for services rendered to the Company for tax compliance, tax planning and advice and representation before Internal Revenue Service examiners of the Company's prior year tax returns.

(4) No other services were performed by PricewaterhouseCoopers LLP, in connection with financial information systems design and implementation or otherwise.

Pre-Approved Services

      Prior to engaging PricewaterhouseCoopers LLP to render the above services, and pursuant to its charter, the Audit Committee approved the engagement for each of the services and determined that the provision of such services by the external auditor was compatible with the maintenance of PricewaterhouseCoopers LLP's independence in the conduct of its auditing services.

      The Audit Committee will use the following procedures for the pre-approval of all audit and permissible non-audit services provided by the independent auditors.

      Before engagement of the independent auditors for the next year's audit, the independent auditors will submit a detailed description of services expected to be rendered during that year within each of four categories of services to the Audit Committee for approval.

      Audit Services include audit work performed on the Company's financial statements, as well as work that generally only the independent auditors can reasonably be expected to provide, including statutory audits, comfort letters, consents and assistance with and review of documents filed with the SEC.

      Audit-Related Services are for assurance and related services that are traditionally performed by the independent auditors, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements and discussions surrounding the proper application of financial accounting and/or reporting standards.

      Tax Services include all services, except those services specifically related to the audit of the financial statements, performed by the independent auditors' tax personnel, including tax analysis; assisting with coordination of execution of tax related activities, primarily in the area of corporate development; supporting other tax related regulatory requirements; and tax compliance and reporting.

      Other Services are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditors.

      Prior to engagement, the Audit Committee pre-approves independent auditor services within each category. The fees are budgeted and the Audit Committee requires the independent auditors to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.

      The Audit Committee may delegate pre-approval authority to one or more of its members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

           STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth as of August 27, 2004, information concerning the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director, (iii) the Company's chief executive officer and the Company's four most highly compensated other executive officers who were serving as executive officers at the end of the last completed fiscal year, and (iv) all directors and officers of the Company as a group:

                                            Amount and Nature of
Name and Address of Beneficial Holder       Beneficial Ownership      Percent of Class
-------------------------------------       --------------------      ----------------
DePrince Race & Zollo, Inc. (1)
201 S. Orange Ave.
Orlando, FL  32801                                1,088,800                 12.9%

Inverness Counsel, Inc. (2)
545 Madison Ave.
New York, NY  10022                                 676,206                  8.0%

Dimensional Fund Advisors, Inc. (3)
1299 Ocean Ave.
Santa Monica, CA  90401                             415,600                  4.9%

Frequency Electronics, Inc.,
Employee Stock Ownership Plan (4)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553                             594,277                  7.0%

Martin B. Bloch (5)(6)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553                             944,834                 11.2%

Joseph P. Franklin (6)(7)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553                              98,747                  1.2%

Michel Gillard (6)
Mont Saint-Martin 58
B-4000 Liege, Belgium                               213,994                  2.5%

Joel Girsky (8)
c/o Jaco Electronics, Inc.
145 Oser Avenue
Hauppauge, NY 11788                                  55,000                  *

E. Donald Shapiro (8)
10040 E. Happy Valley Road
Scottsdale, AZ  85255                                33,600                  *

S. Robert Foley (8)
One Lakeside Dr.
Oakland, CA  94612                                   30,000                  *

Markus Hechler (6)(9)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553                             105,218                  1.3%

                                            Amount and Nature of
Name and Address of Beneficial Holder       Beneficial Ownership      Percent of Class
-------------------------------------       --------------------      ----------------
Oleandro Mancini (6)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553                              21,910                  *

All executive officers
and directors as a group
(16 persons) (6)(9)                               1,827,197                 21.7%

*designates less than one (1%) percent.
_______________________________________
Notes:

(1) As reported in a Form 13F for the quarter ended June 30, 2004, filed by DePrince Race & Zollo, Inc. DePrince Race & Zollo, Inc., an investment advisor registered under the Investment Advisors Act of 1940, provides investment advisory services on a discretionary basis to institutional clients, most of whom are pension and profit sharing plans and trusts.

(2) As reported in a Form 13F for the quarter ended March 31, 2004, filed by Inverness Counsel, Inc. ("Inverness"), which is an investment advisor registered under the Investment Advisors Act of 1940. According to a
      Schedule 13D filing dated December 30, 1997, Inverness originally purchased 854,100 shares of Common Stock for and on behalf of clients of Inverness, in the ordinary course of business for investment from the personal funds of such clients. Inverness has the sole power to dispose or to direct the disposition of such shares. Inverness does not possess, nor does it share, the power to vote or to direct the vote of any of such shares. Various officers and directors of Inverness own 35,950 shares, and such persons individually have the exclusive right to dispose, or to direct the disposition of, or to vote, or to direct the vote of, the shares owned by them.

(3) As reported in a Schedule 13G dated June 30, 2004, filed by Dimensional Fund Advisors Inc. ("Dimensional"), which is an investment advisor registered under the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Advisors Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the 415,600 shares that are owned by such investment companies, commingled group trusts and separate accounts. Dimensional disclaims beneficial ownership of such securities.

(4) Includes 487,569 shares of stock held by the Frequency Electronics, Inc. ESOP Trust (the "Trust") for the Company's Employee Stock Ownership Plan, all of which shares have been allocated to the individual accounts of employees of the Company (including the Named Officers as defined on page
      13); also includes 121,095 shares held by the Trust under the Company's Stock Bonus Plan (converted by amendment to the Employee Stock Ownership Plan as of January 1, 1990).

(5) Includes 228,000 shares issuable on the full exercise of options granted to Mr. Bloch on August 31, 1998, July 7, 1999 and March 1, 2001 under the Senior ESOP, as that term is hereinafter defined. All of these options were, by their terms, exercisable one year after issuance at an exercise price of $7.125, $7.625 and $13.49, respectively (see the discussion of the Senior ESOP included in the Compensation Committee Report, below).

(6) Includes the number of shares which, as at August 27, 2004, were deemed to be beneficially owned by the persons named below, by way of their respective rights to acquire beneficial ownership of such shares within 60 days through (i) the exercise of options; (ii) the automatic termination of a trust, discretionary account, or similar arrangement; or (iii) by reason of such person's having sole or shared voting powers over such shares. The following table sets forth for each person named below the total number of shares which may be so deemed to be beneficially owned by him and the nature of such beneficial ownership:

--------------------------------------------------------------------------------------
                                                         Profit Sharing
                            Stock Bonus                   Plan & Trust         ISOP or
                            Plan Shares   ESOP Shares        401(k)              NQSO
         Name                   (a)           (b)             (c)              Shares
--------------------------------------------------------------------------------------
 Martin B. Bloch               22,317        4,204           1,305                 -0-
--------------------------------------------------------------------------------------
 Joseph P. Franklin                -0-       4,030             962                 -0-
--------------------------------------------------------------------------------------
 Markus Hechler                 2,707        5,967           1,245             61,000
--------------------------------------------------------------------------------------
 Michel Gillard                    -0-          -0-             -0-            25,000
--------------------------------------------------------------------------------------
 Oleandro Mancini                  -0-          -0-            910             21,000
--------------------------------------------------------------------------------------
 All Directors and
 Officers as a Group
 (16 persons)                  27,540       45,393          10,027            346,250
--------------------------------------------------------------------------------------

      (a) Includes all shares allocated under the Company's Stock Bonus Plan ("Bonus Plan") to the respective accounts of the named persons, ownership of which shares is fully vested in each such person. No Bonus Plan shares are distributable to the respective vested owners thereof until after their termination of employment with the Company. As of January 1, 1990, the Bonus Plan was amended to an "Employee Stock Ownership Plan" (see the discussion of the Employee Stock Ownership Plan contained in the Compensation Committee Report, below; see also footnote (b) to the table).

      (b) Includes all shares allocated under the Company's Employee Stock Ownership Plan ("ESOP") to the respective accounts of the named persons, ownership of which shares was fully vested in each such person as at April 30, 2004. ESOP shares are generally not distributable to the respective vested owners thereof until after their termination of employment with the Company. However, upon the attainment of age 55 and completion of 10 years of service with the Company, a participant may elect to transfer all or a portion of his vested shares, or the cash value thereof, to a Directed Investment Account. Upon the allocation of shares to an employee's ESOP account, such employee has the right to direct the ESOP trustees in the exercise of the voting rights of such shares (see the discussion of the ESOP included below in the Compensation Committee Report).

      (c) Includes all shares allocated under the Company's profit sharing plan and trust under section 401(k) of the Internal Revenue Code of 1986. This plan permits eligible employees, including officers, to defer a portion of their income through voluntary contributions to the plan. Under the provisions of the plan, the Company made discretionary matching contributions of the Company's Common Stock. All participants in the plan become fully vested in the Company contribution after six years of employment. All of the Named Officers in the table above, except Mr. Gillard, who is ineligible to participate in the 401(k) plan, and Mr. Mancini, are fully vested in the shares attributable to their accounts.

(7) Includes 23,000 shares issuable on the full exercise of options granted to General Franklin on August 31, 1998, July 7, 1999 and October 30, 2001 under the Senior ESOP, as that term is hereinafter defined. All of these options were, by their terms, exercisable one year after issuance at an exercise price of $7.125, $7.625 and $11.10, respectively (see the discussion of the Senior ESOP included in the Compensation Committee Report, below).

(8) Includes shares issuable on the on the exercise of options granted to the non-officer directors of the Company under the Independent Contractors Stock Option Plan.

            ------------------------------------------------------------------------
                                     Exercisable        Grant            Exercise
                     Name               Share            Date              Price
            ------------------------------------------------------------------------
            Joel Girsky                30,000       June 29, 1998         $12.81
            ------------------------------------------------------------------------
            E. Donald Shapiro          30,000       June 29, 1998         $12.81
            ------------------------------------------------------------------------
            S. Robert Foley            30,000      March 12, 1999          $7.34
            ------------------------------------------------------------------------

(9) Includes shares granted to the officers of the Company pursuant to a stock purchase agreement in connection with the Company's Restricted Stock Plan:

                     ---------------------------------------
                               Name             Restricted
                                                  Stock
                     ---------------------------------------
                     Markus Hechler               7,500
                     ---------------------------------------
                     All Officers as a Group     22,500
                      (10 persons)
                     ---------------------------------------

      There are no beneficial owners known to the Company who have the right to acquire further beneficial ownership, except as indicated above.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and 10% stockholders to file reports of ownership and reports of changes in ownership of the Company's common stock and other equity securities with the SEC. Directors, executive officers and 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to it, the Company believes that during the fiscal year ended April 30, 2004, the Company's directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, with the following exceptions:

      On July 7, 2003, Markus Hechler acquired 7,500 shares of the Company's common stock through the exercise of a stock option and immediately disposed of such shares as stipulated by a divorce decree. Mr. Hechler attempted to timely file a paper Form 4 but, unknown to Mr. Hechler, the SEC currently accepts only electronic Form 4 filings. Upon receipt of appropriate identification codes from the SEC, Mr. Hechler filed the Form 4 on October 2, 2003.

      Through inadvertence, certain officers and directors did not timely file a Form 4 upon receiving a stock option grant to acquire shares of the Company's Common Stock. The grant was awarded on August 1, 2003 and the requisite Form 4 was not filed until October 24, 2003 for Markus Hechler, John Ho, Oleandro Mancini, Thomas McClelland, Marvin Meirs, Alan Miller and Charles Stone.

      Mr. Hugo Fruehauf acquired 3,650 shares of Common Stock of the Company on October 31, 2003 but, through inadvertence, did not file a Form 4 until November 10, 2003.

   CERTAIN INFORMATION AS TO COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

      During the past fiscal year, four meetings of the Board were held. Each incumbent Director attended all meetings of the Board, either in person or by telephone. In addition, each incumbent director attended 75% or more of the aggregate number of meetings of the Board committees on which he served during the past fiscal year.

      In addition to attendance at Board meetings, the Board of Directors encourages, but does not require, all directors to attend annual meetings of the Company's stockholders. Five members of the Board of Directors attended the Company's 2003 Annual Meeting of Stockholders.

Audit Committee

      In December 1983, the Board appointed an Audit Committee which presently consists of three Directors, Messrs. Girsky, Foley and Shapiro. Each of these directors is independent in accordance with the independence standards for audit committee membership set forth in Section 10A(m)(3) of the Exchange Act and as defined in Section 121A of the listing standards of the American Stock Exchange, upon which the Company's Common Stock is listed and trades. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements. In addition, the Board has determined that Joel Girsky satisfies the SEC's criteria for an "audit committee financial expert."

      The Audit Committee has procedures in place to receive, retain and handle complaints received regarding accounting, internal controls or auditing matters and to allow for the confidential and anonymous submission by anyone of concerns regarding questionable accounting or auditing matters.

      The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. The functions of the Audit Committee include, without limitation, (i) responsibility for the appointment, compensation, retention and oversight of the Company's independent auditors, (ii) review and pre-approval of all audit and non-audit services provided to the Company by the independent auditors, other than as may be allowed by applicable law, and (iii) review of the annual audited and quarterly consolidated financial statements. The Amended and Restated Charter of the Audit Committee, which describes all of the Audit Committee's responsibilities, is attached to this Proxy Statement as Appendix A and is posted on the Company's website at http://www.frequencyelectronics.com.

      The Audit Committee held six meetings during the last fiscal year. The Audit Committee's report appears on page 14 of this Proxy Statement.

Compensation Committee

      Through August 27, 2004, the Compensation Committee consisted of four Directors, Messrs. Girsky, Shapiro, Foley and Franklin. General Franklin is an employee of the Company while the other three Directors are independent as defined in Section 121A of the listing standards of the American Stock Exchange ("AMEX"). Consequently, General Franklin will resign from the Compensation Committee on September 30, 2004, the effective date for complying with recently promulgated director and committee independence rules of the AMEX. The Compensation Committee determines cash remuneration arrangements for the highest paid executives and oversees the Company's stock option, bonus and other incentive compensation plans.

      The report of the Compensation Committee appears on pages 11 and 13 of this proxy statement. The Compensation Committee held one meeting during fiscal year 2004.

              DIRECTOR NOMINATIONS AND CORPORATE GOVERNANCE MATTERS

Director Nominations

      The Company does not have a formal nominating or corporate governance committee. New director nominations, which are infrequent, and compliance with corporate governance rules, are reviewed and approved by the independent directors. By Board resolution, the Company has determined that if a new director is to be nominated, the independent directors of the Company (currently Messrs. Foley, Girsky and Shapiro) will conduct interviews of qualified candidates and, as appropriate, will recommend selected individuals to the Board. The independent directors consider director candidates based on criteria approved by the Board, including such individuals' backgrounds, skills, expertise, accessibility and availability to serve constructively and effectively on the Board. The Company may retain a director search firm to assist it in identifying qualified director nominees.

Director Candidates Proposed by Stockholders

      The Company will consider recommendations for director candidates submitted in good faith by stockholders of the Company. A stockholder recommending an individual for consideration by the Board (and the independent directors) must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary.

      In order for a recommendation to be considered by the Company for the 2005 Annual Meeting of Stockholders, the Company's Corporate Secretary must receive the recommendation no later than 5:00 p.m. local time on April 29, 2005. Such recommendations must be sent via registered, certified or express mail (or other means that allows the stockholder to determine when the recommendation was received by the Company). The Company's Corporate Secretary will send properly submitted stockholder recommendations to the independent directors for consideration at a future meeting. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the independent directors.

Communications with Directors

      Stockholders and other interested parties may communicate directly with any director, including any non-management member of the Board, by writing to the attention of such individual at the following address: Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary. The Company's Secretary will distribute any stockholder communications received to the director(s) to whom the letter is addressed or to all of the directors if addressed to the entire Board.

      Communications that are intended for the non-management directors generally should be marked "Personal and Confidential" and sent to the attention of the Chairman of the Audit Committee. The Chairman will distribute any communications received to the non-management member(s) to whom the communication is addressed.

Executive Sessions of Independent Directors

      The independent directors will regularly meet without any management directors or employees present. Such executive sessions will be held at least annually and as often as necessary to fulfill the independent directors' responsibilities.

Code of Ethics

      All directors, officers and employees of the Company must act ethically and in accordance with the Company's Code of Ethics (the "Code of Ethics"). The Code of Ethics satisfies the definition of "code of ethics" under the rules and regulations of the SEC and is available on the Company's website at http://www.frequencyelectronics.com. The Code of Ethics is also available in print to anyone who requests it by writing to the Company at the following address: Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Ethics Officer.

                             EXECUTIVE COMPENSATION

      Compensation Committee Report on Executive Compensation

Overall Policy

      The members of the Compensation Committee include Messrs. Joel Girsky, E. Donald Shapiro, S. Robert Foley and Joseph P. Franklin. (As noted above, General Franklin will resign from the Compensation Committee effective September 30, 2004.) The Compensation Committee reviews and, with any changes it believes appropriate, approves the Company's executive compensation.

      The general goals of the Compensation Committee are to: (i) attract, motivate, and retain effective and highly qualified executives; (ii) strengthen the common interests of management and stockholders through executive stock ownership; (iii) promote the Company's long- and short-term strategic goals and human resource strategies; (iv) recognize and award individual contributions to the Company's performance; and (v) reflect compensation practices of comparable companies.

      To achieve the foregoing goals, the Compensation Committee has structured a comprehensive compensation program aimed at: (i) compensating executive officers on an annual basis with a cash salary at a level sufficient to retain and motivate them and to recognize and award individual merit; (ii) linking a portion of executive compensation to long-term appreciation of the Company's stock price by encouraging executive ownership of the Company's stock through awards of shares of the Company's stock and grants of options to purchase Company stock; and (iii) providing incentives to achieve corporate performance goals by rewarding contributions to the Company's performance through cash bonuses keyed to operating profit levels. These policies are implemented through a reward system which includes base salary and long- and short-term incentive compensation opportunities consisting of the following:

Base Salaries

      The Compensation Committee annually reviews the base salaries of the CEO and all other executive officers of the Company. The Compensation Committee believes that the Company's executive officers, including those shown in the Summary Compensation Table on page 15 (the "Named Officers") have been largely responsible for the Company's past successes and for achieving the production and engineering improvements that have maintained the Company's position at the forefront of technical innovation. A base salary for each executive is determined on the basis of such factors as: levels of responsibility; experience and expertise; evaluations of individual performance; contributions to the overall performance of the Company; time and experience with the Company; internal compensation equity; external pay practices for comparable companies; and existing base salary relative to position value.

Short-Term Incentives

      The Company maintains two short-term incentive bonus plans, the Income Pool Incentive Compensation Plan ("IPICP") and the Presidential Incentive Plan ("PIP"). They are designed to create incentives for superior performance and to allow the Company's executive officers to share in the success of the Company by rewarding the contributions of individual officers. The availability of funds for distribution under these plans is dependent upon the performance of the Company as a whole. Focused on short-term or annual business results, they enable the Company to award designated executives with annual cash bonuses based on their contributions to the profits of their particular divisions of the Company.

      In fiscal year 2004, the Compensation Committee approved the granting of 20,000 shares of the Company's common stock to its Chairman, General Joseph Franklin. This grant is in connection with General Franklin's years of service to the Company since December 1993.

Long-Term Incentives

      As part of its comprehensive compensation program, the Company stresses long-term incentives through awards of shares of its common stock under the Employee Stock Ownership Plan ("ESOP") and through the grant of options to purchase common stock through various employee stock option plans. Grants and awards are aimed at attracting new personnel, recognizing and rewarding current executive officers for special individual accomplishments, and retaining high-performing officers and key employees by linking financial benefit to the performance of the Company (as reflected in the market price of the Company's common stock) and to continued employment with the Company. The number of shares granted to executive officers under the Company's ESOP is determined on a pro-rata basis. Grants of stock options are generally determined on an individual-by-individual basis. The factors considered are the individual's performance rating and potential for contributing to the Company's future growth, the number of stock options previously granted to the individual and the Company's financial and operational performance.

Supplemental Separation Benefits

      The Company has an agreement with certain executive officers to provide supplemental separation benefits. Under the agreement, in the event of a change in control or ownership of part or all of the Company which gives rise to discharge of any officer without cause and such officer is not offered the opportunity to be hired by the new or successor management or company within 30 days at no less than the base salary earned before discharge, then such officer will receive supplemental severance pay equal to one month's base salary for each year of service at the Company up to a maximum of 15 months.

Chief Executive Officer

      Pursuant to his employment agreement, Mr. Bloch's base annual salary is $400,000, plus a fixed annual bonus of 6% of the pre-tax profit of the Company with a cap on the pre-tax profit at $20,000,000, as well as separation benefits in the event of a change in control or ownership of part or all of the Company, continuation of disability, medical and life insurance, the cost of an annual physical examination and a new automobile every three years. In addition, Mr. Bloch was awarded stock options to purchase 180,000 shares of the Company's common stock at the fair market value on March 1, 2001 ($13.49) for a period of ten (10) years. In fiscal year 2004, the Compensation Committee increased Mr. Bloch's compensation by $42,000 in the form of paying the premiums for additional life insurance coverage, the beneficiaries of which are Mr. Bloch's heirs.

      In determining the compensation package for Mr. Bloch, the Compensation Committee took into account the compensation packages for senior officers at companies of comparable size and complexity, both public and private, as well as its assessment of Mr. Bloch's individual performance, and his contribution to the Company's past growth and accomplishments as well as contributions which it is anticipated will be made by Mr. Bloch in the future. In this regard, the Compensation Committee recognized Mr. Bloch's untiring efforts in developing new, non-military technology applications, markets and marketing programs which the Compensation Committee believes will continue to help position the Company to compete more effectively in commercial as well as military markets. The Compensation Committee noted that in prior years, under Mr. Bloch's leadership, the Company redirected a significant portion of its resources to the design and development of new products for the commercial communications marketplace. The Compensation Committee believes that the investment in new products will result in significant growth of revenues and profits in future periods.

       Joel Girsky, Chairman, Compensation Committee
       S. Robert Foley
       E. Donald Shapiro
       Joseph P. Franklin
       Members of the Compensation Committee


      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      As described above, members of the Compensation Committee are Joel Girsky, Chairman, S. Robert Foley, E. Donald Shapiro and General Joseph P. Franklin. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

      Effective September 30, 2004, General Franklin, the Company's Chairman of the Board, will no longer be a member of the Compensation Committee.

                          REPORT OF THE AUDIT COMMITTEE

      The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee is comprised of three non-employee directors, each of whom satisfies the independence standards for audit committee membership set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the independence requirements of the AMEX. The Audit Committee is governed by a charter that has been approved and adopted by the Board of Directors and which is reviewed and reassessed annually by the Audit Committee.

      The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internals controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the fiscal year ended April 30, 2004, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, management and the independent auditors have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

      The Audit Committee has received from and discussed with the independent auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during fiscal year 2004.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2004 for filing with the Securities and Exchange Commission.

       E. Donald Shapiro, Chairman of Audit Committee
       Joel Girsky
       S. Robert Foley

       Members of the Audit Committee

                           SUMMARY COMPENSATION TABLE

      The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (collectively, the "Named Officers") based on salary and bonus earned during fiscal 2004.

----------------------------------------------------------------------------------------------------
                                            Annual Compensation                     Long-Term
                                                                               Compensation Awards
                                  ------------------------------------------------------------------
                                                                             $Value of
                                                               Other        Restricted
  Name and Principal                                           Annual          Stock      Securities
       Position                                             Compensation       Awards     Underlying
                          Year       Salary      Bonus          (2)             (3)         Options
----------------------------------------------------------------------------------------------------
Martin B. Bloch           2004      $423,077    $40,000       $27,989          $2,492         -0-
President, Chief         ---------------------------------------------------------------------------
Executive Officer         2003       415,385         -0-       24,742           2,923         -0-
                         ---------------------------------------------------------------------------
                          2002       415,385         -0-       35,972           5,648         -0-

----------------------------------------------------------------------------------------------------
Joseph Franklin           2004        75,000    297,500(1)      8,455           2,358         -0-
Chairman of the Board    ---------------------------------------------------------------------------
                          2003       100,000         -0-       10,541           3,105         -0-
                         ---------------------------------------------------------------------------
                          2002       100,000         -0-       10,889           4,101      5,000(4)

----------------------------------------------------------------------------------------------------
Michel Gillard            2004       211,092         -0-       35,880              -0-        -0-
President, Gillam-FEI    ---------------------------------------------------------------------------
                          2003       177,481         -0-       26,492              -0-        -0-
                         ---------------------------------------------------------------------------
                          2002       175,410         -0-       23,418              -0-        -0-

----------------------------------------------------------------------------------------------------
Markus Hechler            2004       190,385     36,000        18,872           3,042      8,000(5)
Executive Vice           ---------------------------------------------------------------------------
President                 2003       183,462         -0-       22,416           2,947      8,000(5)
                         ---------------------------------------------------------------------------
                          2002       183,462         -0-       21,419           4,490     15,000(5)

----------------------------------------------------------------------------------------------------
Oleandro Mancini          2004       133,461     35,000        21,480           3,369     10,000(5)
Vice-President,          ---------------------------------------------------------------------------
Business Development      2003       126,000         -0-       24,679           3,163      7,000(5)
                         ---------------------------------------------------------------------------
                          2002       122,308         -0-       20,208           4,125     10,000(5)

----------------------------------------------------------------------------------------------------

Notes:

(1) In fiscal year 2004, General Franklin was awarded 20,000 shares of the Company's Common Stock which had a value of $297,500 on the award date. This grant was made in connection with General Franklin's years of service to the Company since December 1993.

(2) The amounts shown in this column constitute (i) automobile allowance; (ii) insurance premiums to provide term life insurance benefits (available to all employees); (iii) the cost of medical insurance (available to all employees); and (iv) the costs of medical reimbursements available to officers.

(3) Represents the dollar value, as at the date of contribution, of shares of Common Stock of the Company distributed under the Company's Profit Sharing Plan and Trust under section 401(k) of the Internal Revenue Code ("401(k)"). In fiscal years 2004, 2003 and 2002, the Company made matching contributions of Company Common Stock to the accounts of Named Officers in amounts which varied from 189 to 270 shares in fiscal 2004, from 327 to 354 shares in fiscal 2003 and from 285 to 393 shares in fiscal 2002. The average market value of the awarded shares at the time of allocation was $12.48 in fiscal year 2004, $8.95 in fiscal year 2003 and $14.38 in fiscal year 2002. Company matching contributions to the 401(k) plan are made in proportion to the cash contributions of individual employees to the plan. Mr. Gillard, who is not a resident of the United States, does not participate in the 401(k) plan.

(4) Represents shares awarded under the Senior Executive Stock Option Plan. The exercise prices of the awarded options are at the fair market value of the Company's Common Stock on the date of grant. The options are fully exercisable one year after date of grant.

(5) Represents shares awarded under the Company's 2001 Incentive Stock Option Plan. The exercise prices of the awarded options are at the fair market value of the Company's Common Stock on the date of grant. (See "Option Grants in Fiscal 2004" below.) The options are exercisable in increments of 25% annually (and cumulatively) beginning one year after date of grant.

Stock Options

Options Granted:

      The following table sets forth certain information with respect to options to acquire common stock that were granted during the fiscal year ended April 30, 2004, to each of the Named Officers under the Company's stock option plans.

                          OPTION GRANTS IN FISCAL 2004

                                Individual Grants
------------------------------------------------------------------------------------  Potential Realizable Value
                              No. of       % of Total                                 at Assumed Annual Rates of
                            Securities       Options      Exercise                   Stock Price Appreciation for
                            Underlying     Granted to     or Base                             Option Term
                             Options      Employees in     Price      Expiration     ----------------------------
          Name               Granted       Fiscal Year     ($/Sh)        Date           5% ($)          10% ($)
          ----              ----------    ------------    --------    ----------        ------          -------
Martin B. Bloch                    -0-          -             -            -               -               -
Joseph Franklin                    -0-          -             -            -               -               -
Michel Gillard                     -0-          -             -            -               -               -
Markus Hechler                  8,000           6.2%        $9.575      7/31/13         $48,173         $122,081
Oleandro Mancini               10,000           7.8%        $9.575      7/31/13         $60,217         $152,601

Option Exercises and Year-end Values:

      The following table sets forth certain information with respect to options exercised during fiscal 2004 by each Named Officer and option values as of April 30, 2004.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004
                        AND FISCAL YEAR-END OPTION VALUES

                                                               No. of Securities
                                                                   Underlying               Value of
                                                                  Unexercised          Unexercised In-the-
                                 Shares                        Options at Fiscal        Money Options at
                                Acquired                            Year-End           Fiscal Year-End ($)
                                   on            Value         Exercisable (E)/         Exercisable (E)/
         Name                   Exercise       Realized ($)    Unexercisable (U)       Unexercisable (U)
         ----                   --------       ------------    -----------------       -------------------
  Martin B. Bloch                    -0-          $  -0-          228,000 (E)             $315,600 (E)
                                                                        0 (U)                   $0 (U)

  Joseph Franklin                    -0-             -0-           26,500 (E)             $154,150 (E)
                                                                    2,500 (U)               $6,250 (U)

  Michel Gillard                     -0-             -0-           18,750 (E)                   $0 (E)
                                                                    6,250 (U)                   $0 (U)

  Markus Hechler                  7,500         $48,525 (1)        54,500 (E)             $254,018 (E)
                                                                   24,000 (U)              $92,860 (U)

  Oleandro Mancini                   -0-             -0-           14,250 (E)              $24,724 (E)
                                                                   22,750 (U)              $89,421 (U)

        (1) The shares acquired upon Mr. Hechler's exercise of stock options were immediately disposed as per the stipulation of a divorce decree. Mr. Hechler did not receive a personal financial benefit from the exercise of these stock options.

Securities Authorized for Issuance under Equity Compensation Plans:

      The following table sets forth as of April 30, 2004, the number of shares of Company Common Stock to be issued upon exercise of outstanding stock option grants and the number of shares available for future issuance under such plans:

------------------------------------------------------------------------------------------
    Plan Category      Number of            Weighted-average   Number of securities
                       securities to be     exercise price     remaining available for
                       issued upon          of outstanding     future issuance under
                       exercise of          options,           equity compensation
                       outstanding          warrants and       plans (excluding
                       options, warrants    rights             securities reflected in
                       and rights                              column (a))
                               (a)                (b)                     (c)
------------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders            412,250                $8.61               169,250
------------------------------------------------------------------------------------------
Equity compensation
plans not approved
by security holders         802,737               $12.62               219,500
(see Note)
------------------------------------------------------------------------------------------
Total                     1,214,987               $11.26               388,750
------------------------------------------------------------------------------------------

Note:  Equity compensation plans not approved by security holders consist of:
      i- Independent Contractor Stock Option Plan- Under the terms of this plan, adopted in fiscal year 1998, options to acquire shares of the Company's Common Stock may be granted to individuals who provide services to the Company but who are not employees. The option price, number of shares, timing and duration of option grants is at the discretion of the Independent Contractor Stock Option Committee. In recent grants, the option price was equal to the then fair market value of the Company's Common Stock, a portion of each grant was immediately exercisable and the options expire in ten years from date of grant.

      ii- 1993 Non-Statutory Stock Option Plan- Under the terms of this plan, adopted in fiscal year 1993, stock options may be granted to employees, officers and directors of the Company at a price at least equal to the fair market of the Company's Common Stock on the date of grant. Options generally are exercisable over a four-year period beginning one year after date of grant and expire ten years after the grant date. After fiscal year 2003, no additional shares may be issued from this plan.

      iii- President's Employment Contract- Under the terms of an employment contract, entered into in fiscal year 2001, Mr. Bloch, the Company's President, CEO and Chief Scientist, was granted an option to acquire 180,000 shares of the Company's Common Stock at the then fair market value of $13.49. The option is exercisable 25% per year and expires in ten years from date of grant.

Long-term Incentive Plans

      The Company does not maintain any compensation plans for its executive officers or directors or for any of its other employees which provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year other than the restricted stock and stock option plans discussed in the Compensation Committee Report, above. Awards under these plans are shown in the Summary Compensation Table, above.

Pension Benefits

      The Company has no defined benefit or actuarial retirement plans in effect. It has entered into certain Executive Incentive Compensation ("EIC") agreements with key employees (including some officers) providing for the payment of benefits upon retirement or death or upon the termination of employment not for cause. The Company pays compensation benefits out of its working capital but has also purchased whole life insurance (of which it is the sole beneficiary) on the lives of certain of the participants to cover the optional lump sum obligations under the EIC agreements upon the death of the participant. The annual premiums paid during fiscal year 2004 were less than the increase in cash surrender value of such insurance policies. The annual benefit provided under the program in fiscal year 2004 upon retirement at age 65 or death is as follows: Martin B. Bloch- $170,000, Markus

Hechler- $75,000, Oleandro Mancini- $35,000 and Thomas McClelland- $40,000. The benefit described above is payable for ten years or the life of the participant, whichever is longer. Two years after retirement or early retirement, the participants can elect to receive the benefit, less benefits received during the two-year period, in a lump sum under certain conditions. Upon voluntary termination of employment or discharge not for cause, the participant would be entitled to a lump sum payment, the amount of which varies based on the year in which termination occurs and the nature of the termination as set forth in the individual's EIC agreement. In conjunction with the program, the participants are required to make certain covenants with the Company relating to, among other things, nondisclosure of confidential information, noncompetition with the Company and the providing of consulting services subsequent to retirement.

Performance Graph

      The following graph compares the cumulative total shareholder return on the Common Stock of the Company with the cumulative total return of the companies listed in the Standards & Poors' Small Cap 600 Stock Index (the "S&P 600 Small Cap Index") and an industry peer group index (the "Peer Group Index"). The graph assumes that $100 was invested on May 1, 1999 in each of the Common Stock of the Company, the stock of the companies comprising the S&P 600 Small Cap Index and the common stock of the companies comprising the Peer Group Index, including the reinvestment of dividends, through April 30, 2004. The Peer Group Index consists of Aeroflex Inc., Anaren Inc., Ball Corp., Comtech Telecommunications Corp., EDO Corp., Iteris Holdings, Inc., Merrimac Industries, Inc., Scientific Atlanta, Inc., Skyworks Solutions, Inc., Symmetricom Inc. and Trimble Navigation, Ltd.

                     Cumulative Total Shareholder Return for
                      Five-year Period Ended April 30, 2004

                                [GRAPHIC OMITTED]

                          Performance Graph Data Table:

-----------------------------------------------------------------------------------------
                            1999       2000       2001      2002       2003       2004
-----------------------------------------------------------------------------------------
Frequency Electronics     $100.00    $219.88    $204.48   $172.22    $139.72    $191.28
-----------------------------------------------------------------------------------------
S&P 600 Small Cap         $100.00    $120.50    $130.25   $151.79    $119.99    $167.92
-----------------------------------------------------------------------------------------
Peer Group                $100.00    $267.04    $229.25   $140.89    $124.25    $196.34
-----------------------------------------------------------------------------------------

Employment Contracts and Change-In-Control-Arrangements

      None of the Named Officers are employed by the Company pursuant to employment agreements, other than Mr. Bloch as described in the Compensation Committee Report above. As described in the Compensation Committee Report beginning on page 11, the Company has provided supplemental separation benefits for certain executive officers, including Mr. Bloch and Mr. Hechler, in the event of a change in control or ownership of part or all of the Company. Such benefits will be provided only if an officer is discharged without cause and is not offered the opportunity to be hired by the new or successor management or company within 30 days at no less than the base salary earned before discharge. The Company does not have any other material compensatory plans or arrangements with its employees with respect to any resignation, retirement or other termination of such persons employed with the Company resulting from, or in any way connected with, a change-in-control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the fiscal year ended April 30, 2004, the Company purchased component parts from Jaco Electronics, Inc. or one of its subsidiaries ("Jaco") in the aggregate amount of approximately $4.9 million. This amount is approximately 2% of Jaco's gross revenues for the comparable period. Mr. Joel Girsky, an independent Board member, is the president of Jaco and the owner of approximately 18% of Jaco's outstanding common stock.

                                  ANNUAL REPORT

      A copy of the Company's Annual Report on Form 10-K, including the financial statements and the financial statement schedule thereto, for the fiscal year ended April 30, 2004, is being mailed to stockholders concurrently with the mailing of this Proxy Statement. For a charge of $50, the Company agrees to provide a copy of the exhibits to the Form 10-K to any stockholders who request such a copy.

                                            By Order of the Board of Directors,

                                            /s/ Harry Newman

                                            HARRY NEWMAN
                                            Secretary

Dated:  August 27, 2004

                           FREQUENCY ELECTRONICS, INC.

           Proxy - Annual Meeting of Stockholders - September 30, 2004

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned stockholder of FREQUENCY ELECTRONICS, INC., hereby revoking any proxy heretofore given, does hereby appoint GENERAL JOSEPH FRANKLIN and HARRY NEWMAN, or either of them, proxies, with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York on September 30, 2004 at 10:00 A.M., Eastern Daylight Savings Time, and any adjournment thereof and there to vote upon all matters specified in the notice of said meeting, as set forth on the reverse hereof, and upon such other business as may properly and lawfully come before the meeting, all shares of stock of said Company which the undersigned would be entitled to vote if personally present at said meeting.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL PROPOSALS.

                 (Continued and to be SIGNED on the other side)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                          FREQUENCY ELECTRONICS, INC.

                               September 30, 2004


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

  |                                                                         |
  \/ Please detach along perforated line and mail in the envelope provided. \/

--------------------------------------------------------------------------------

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------
1. Election of five (5) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and shall have qualified.

                        NOMINEES:
 [ ] FOR ALL NOMINEES   O General Joseph P. Franklin
                        O Martin B. Bloch
 [ ] WITHHOLD AUTHORITY O Joel Girsky
     FOR ALL NOMINEES   O E. Donald Shapiro
                        O Admiral S. Robert Foley
 [ ] FOR ALL EXCEPT
     (See instructions below)






INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
            "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (o)
--------------------------------------------------------------------------------

2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

All as described in the Proxy Statement dated August 27, 2004, receipt of which is hereby acknowledged. The Board of Directors requests that you fill in, date and sign the Proxy and return it in the enclosed postpaid envelope.






--------------------------------------------------------------------------------
To change the address on your account, please check the box
at right and indicate your new address in the address space       [  ]
above. Please note that changes to the registered name(s) on      [  ]
the account may not be submitted via this method.
--------------------------------------------------------------------------------
Signature of Stockholder [_______________________] Date: [___________]

Signature of Stockholder [_______________________] Date: [___________]

      Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                                                      Appendix A



Audit Committee Charter of Frequency Electronics, Inc.

      The Audit Committee is a committee of the Board of Directors (the "Board") of Frequency Electronics, Inc. (the "Company").

I.    PURPOSE

      The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. In this regard, the Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance and accounting; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices relating to auditing, accounting and financial reporting. The Audit Committee's primary duties and responsibilities are to:

            o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;
            o Review and appraise the audit efforts of, and monitor the independence of, the Company's independent accountants; and
            o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

      The Audit Committee will primarily fulfill its responsibilities by carrying out the duties and activities enumerated in Section IV of this Charter.

II.   COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom, in the judgment of the Board, shall be independent in accordance with the requirements of the American Stock Exchange,
Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "SEC"), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. In addition to and in furtherance of the foregoing, no individual may serve as a member of the Audit Committee if:

      1. Such director is currently an employee or was employed by the Company or any of its affiliates at any time during the past three years; or

      2. Such director or an immediate family member of such director received compensation from the Company or any of its affiliates in excess of sixty thousand dollars ($60,000) during the current or any of the past three fiscal years, other than compensation for board service, payments arising solely from investments in the Company's securities, compensation paid to an immediate family member who is a non-executive employee of the Company or any of its affiliates, benefits under a tax-qualified retirement plan or non-discretionary compensation. An immediate family member shall include a person's spouse, parents, children, siblings, in-laws and any person who resides in such director's home; or

      3. Such director's immediate family member is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer; or

                                                                      Appendix A


      4. Such director is, or has an immediate family member who is, a partner, controlling shareholder, or executive officer in any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities or payments under non-discretionary charitable contribution matching programs) that were in excess of five percent (5%) of the organization's consolidated gross revenues for that year, or two hundred thousand dollars ($200,000), whichever is greater, in any of the past three fiscal years; or

      5. Such director is, or has an immediate family member who is, employed as an executive of another entity where at any time during the three most recent fiscal years, any of the Company's executives serve on that entity's compensation committee; or

      6. Such director is, or has an immediate family member who is, a current partner of the Company's current independent accountants or was a partner or employee of the Company's independent public accountants who worked on the Company's audit at any time during any of the past three fiscal years.

      All members of the Audit Committee shall have a working familiarity with fundamental financial and accounting practices and at least one member of the Audit Committee shall have significant accounting or related financial management expertise. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including serving or having served as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Also, at least one member of the Audit Committee shall, in the judgment of the Board, qualify as an "audit committee financial expert" in accordance with the rules and regulations of the SEC.

      The members of the Audit Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III.  MEETINGS

      The Audit Committee shall meet at least four times during each fiscal year, or more frequently as circumstances require. The dates for the Audit Committee meetings generally are to be set at the time of the annual meeting of the Board. Further, the members of the Audit Committee may agree, at any time, to hold a telephone meeting of the Audit Committee, in lieu of a formal, in-person meeting. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee, or at least its Chairperson, should meet with the independent accountants and management quarterly to review the Company's financials consistent with the duties enumerated in Section IV below. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall report regularly to the full Board with respect to its activities and make recommendations to the Board as appropriate.

      A majority of the Audit Committee shall constitute a quorum for the transaction of business. The Audit Committee may act by a majority vote of the members present at a duly constituted meeting of the Audit Committee. In the absence or disqualification of a member of the Audit Committee, the members present, whether or not they constitute a quorum, may unanimously appoint another independent member of the Board to act at the meeting in the place of an absent or disqualified member. In the event of a "tie" vote on any issue voted upon by the Audit Committee, the vote of the Chairperson of the Audit Committee shall decide the issue.

                                                                      Appendix A


IV.   AUTHORITY, RESPONSIBILITIES AND DUTIES

      To fulfill its purpose, the Audit Committee shall have the following authority and responsibilities:

Documents/Reports Review

      1. Review and update this Charter periodically, but at least annually, as conditions necessitate.

      2. Review with management and the independent accountants the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

      3. Review with financial management and the independent accountants the Company's Quarterly Report on Form 10-Q prior to its filing.

      4.    Review earnings releases issued by the Company.

      5. Prepare, with the assistance of management, the independent accountants and, where appropriate, legal counsel, the Audit Committee Report for inclusion in the Company's annual proxy statement in accordance with applicable SEC regulations.

Independent Accountants

      6. Be directly responsible for the appointment, compensation, retention and oversight of the work of any independent public accounting firm engaged (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent accountants shall report directly to the Audit Committee.

      7. Ensure the receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

      8. Take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

      9. Review and evaluate the performance of the independent accountants and replace any of the independent accountants when circumstances warrant.

      10. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

      11. Meet with the independent accountants prior to the audit to review the planning and staffing of the audit.

      12. Review and preapprove all audit and non-audit services provided to the Company by the independent accountants, other than as may be permitted by applicable law. The Audit Committee may delegate to a subcommittee consisting of one or more designated Audit Committee members the authority to grant any preapproval of audit and permitted non-audit services, provided that decisions of any such subcommittee to grant preapprovals hereunder shall be presented to the full Audit Committee at its next scheduled meeting.

                                                                      Appendix A


Financial Reporting Processes

      13. In consultation with the independent accountants, review the integrity of the Company's financial reporting processes, both internal and external.

      14. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

      15. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as proposed by management or the independent accountants.

      16. Discuss with the independent accountants any significant changes in auditing standards or their audit scope.

Process Improvement

      17. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

      18. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      19. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

      20. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

Other Authority and Responsibilities

      21. Have the authority, to the extent it deems necessary or appropriate, to retain outside legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any advisors employed by the Audit Committee and for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

      22. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      23. Serve as the Company's Qualified Legal Compliance Committee ("QLCC"), as such term is defined by the SEC in 17 C.F.R. 205, and, in this capacity, perform the duties set forth on Appendix I to this Charter.

                                                                      APPENDIX I
                                                      to Audit Committee Charter


                      Qualified Legal Compliance Committee

                           DUTIES AND RESPONSIBILITIES
        The Qualified Legal Compliance Committee ("QLCC") of the Company has the authority and responsibility to:

      1. Adopt written procedures for the confidential receipt, retention and treatment of any report of evidence of a material violation of any applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a "Material Violation");

      2. Inform the Company's chief legal officer and chief executive officer, or the equivalents thereof, of any report of evidence of a Material Violation, except if the QLCC believes that to do so would be futile;

      3. Determine whether an investigation is necessary regarding any report of evidence of a Material Violation by the Company, its officers, directors, employees, or agents and, if the QLCC determines an investigation is necessary or appropriate, to:

            a.    notify the full Board of Directors;

            b. initiate an investigation, which may be conducted either by the chief legal officer (or equivalent) or by outside attorneys; and

            c. retain such additional expert personnel as the QLCC deems necessary;

      4.    At the conclusion of any such investigation, to:

            a. recommend, by a majority vote, that the Company implement an appropriate response to evidence of a Material Violation; and

            b. inform the Company's chief legal officer and chief executive officer, or the equivalents thereof, and the Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

      5. By majority vote, to take all other appropriate action, including the authority to notify the Securities and Exchange Commission in the event that the Company fails in any material respect to implement an appropriate response that the QLCC has recommended the Company to take.